UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___________)

Filed by Registrant [X]

File by a Party Other Than Registrant  [ ]

Check the appropriate box:

    [ ]  Preliminary Proxy Statement

    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    [X]  Definitive Proxy Statement

    [ ]  Definitive Additional Materials

    [ ]  Soliciting Material Pursuant toss.240.14a-12



                          VERIDICOM INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.

    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

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         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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    [ ]  Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:

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         (2)   Form, Schedule or Registration Statement No.:

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         (3)   Filing Party:

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         (4)   Date Filed:

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                  Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.






















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                                                        [Veridicom    ]
                                                        [International]
                                                        [letterhead   ]


                                  June 4, 2004



Dear Stockholders:

         You are cordially invited to attend Veridicom International, Inc.'s Annual Meeting of Stockholders, which will be held at The Monte Carlo Resort located at 3770 Las Vegas Boulevard, Las Vegas, Nevada on June 25, 2004, at 3:00 p.m., Pacific Time.

         At the Meeting, stockholders will be asked to elect directors for the ensuing year, approve the Veridicom International, Inc. 2004 Stock Option, Deferred Stock and Restricted Stock Plan and ratify the appointment of accountants. Information regarding the nominees for election of directors, the 2004 Stock Option, Deferred Stock and Restricted Stock Plan and ratification of the appointment of accountants is set forth in the accompanying Proxy Statement.

         It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote "FOR" the election of all of the nominees named in the Proxy Statement, "FOR" approval of the 2004 Stock Option, Deferred Stock and Restricted Stock Plan and "FOR" ratification of the appointment of accountants.

                                                /s/ PAUL MANN
                                                ---------------------------
                                                Paul Mann
                                                President, CEO and Chairman



















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                          VERIDICOM INTERNATIONAL, INC.
                               3800-999 3rd Avenue
                         Seattle, Washington 98104-4023

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 25, 2004

TO THE STOCKHOLDERS OF
VERIDICOM INTERNATIONAL, INC.:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Veridicom International, Inc. ("Veridicom" or the "Company") will be held at The Monte Carlo Resort located at 3770 Las Vegas Boulevard, Las Vegas, Nevada on June 25, 2004 at 3:00 p.m., Pacific Time, for the purpose of considering and voting upon the following matters:

    1. Election of Directors. To elect seven persons to serve as directors of Veridicom until their successors are duly elected and qualified.

         The director-nominees are as follows: Paul Mann, Shannon McCallum, Saif Mansour, Bill Cheung, Gyung Min Kim, Michael Fugler and Jeremy Coles.

    2. Approval of the Veridicom International, Inc. 2004 Stock Option, Deferred Stock and Restricted Stock Plan. To approve the Veridicom International, Inc. 2004 Stock Option, Deferred Stock and Restricted Stock Plan.

    3. Ratification of Appointment of Accountants. To ratify the appointment of AJ Robbins, PC as Veridicom's independent public accountants.

    4. Transaction of Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         The board of directors has fixed the close of business on May 28, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Paul Mann
Dated:  June 4, 2004                         Paul Mann, Chairman


         WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY VERIDICOM'S BOARD OF DIRECTORS. ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF VERIDICOM AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE ADEQUATE ACCOMMODATIONS.


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                          VERIDICOM INTERNATIONAL, INC.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 25, 2004

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2004 Annual Meeting of Stockholders (the "Meeting") of Veridicom International, Inc. ("Veridicom" or the "Company") to be held on June 25, 2004 at 3:00 p.m., Pacific Time, at The Monte Carlo Resort located at 3770 Las Vegas Boulevard, Las Vegas, Nevada and at any and all adjournments thereof.

         It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to stockholders eligible to receive notice of, and to vote at, the Meeting on or about June 7, 2004.

Revocability of Proxies

         A form of Proxy for voting your shares at the Meeting is enclosed. Any stockholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of Veridicom an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and voting in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" ELECTION OF THE DIRECTORS NAMED HEREIN, "FOR" THE APPROVAL OF THE VERIDICOM INTERNATIONAL, INC. 2004 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN, "FOR" THE RATIFICATION OF AJ ROBBINS, PC AS VERIDICOM'S INDEPENDENT PUBLIC ACCOUNTANTS AND IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Persons Making the Solicitation

         This solicitation of Proxies is being made by the Veridicom's board of directors (the "Board"). The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by Veridicom. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of Veridicom may solicit Proxies personally or by telephone, without receiving special compensation therefore. In addition, Veridicom may request banks, brokers or other custodians to solicit customers for whom they hold Veridicom stock and will reimburse them for their reasonable out-of-pocket expenses.





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                                VOTING SECURITIES

         There were issued and outstanding 15,075,532 shares of the Veridicom's common stock ("Common Stock") on May 28, 2004, which has been fixed as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the stockholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of Veridicom as of the Record Date. In connection with the election of directors, there is no cumulative voting. The effect of broker non-votes is that such votes are not counted as being voted; however, such votes are counted for purposes of determining a quorum. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Abstentions will be counted for purposes of determining the presence of a quorum, but will not be counted as having been voted on a matter.






































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                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The persons named below will be nominated for election as directors at the Meeting to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all seven nominees, as appropriate. Abstentions and broker non-votes will each be counted for purposes of determining the presence of a quorum, but will have no effect on the vote. If a quorum is present at the meeting, the seven nominees for directors receiving the most votes will be elected directors. Abstentions and broker non-votes will each be counted for purposes of determining the presence of a quorum, but will have no effect on the vote. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement.

         The following table sets forth, as of May 28, 2004, the names of, and certain information concerning, the persons nominated for election as directors of Veridicom:

 Name and Title                Age    Year First
 Other than Director                  Appointed     Principal Occupation
                                       Director     During the Past Five Years
 ------------------------------------------------------------------------------
 Paul Mann, President
 and Chief Executive            45        2004      Mr.  Mann was the founder of
 Officer                                            Cavio Corporation and served
                                                    as   its   CEO   since   its
                                                    inception in 1998.
 Shannon McCallum               40         N/A      Mr.    McCallum   has   been
                                                    employed   with   the   U.S.
                                                    Department  of  Defense  for
                                                    the past five  years,  where
                                                    he  has  provided   security
                                                    risk management services for
                                                    homeland   defense  matters.
                                                    Mr.  McCallum was previously
                                                    president  of  The  McCallum
                                                    Risk   Company,   a  private
                                                    consulting           company
                                                    specializing   in  eCommerce
                                                    risk, fraud detection and IT
                                                    security      infrastructure
                                                    evaluations   for   homeland
                                                    security.  Mr.  McCallum was
                                                    also Manager, Internet Fraud
                                                    Investigations   &  Security
                                                    for    Travelocity.com,    a
                                                    leading  provider  of online
                                                    travel services.
                                       7

 Name and Title                Age    Year First
 Other than Director                  Appointed     Principal Occupation
                                       Director     During the Past Five Years
 ------------------------------------------------------------------------------
 Saif Mansour                   29         2002     Mr.    Mansour   served   as
                                                    Veridicom's  president  from
                                                    June 2002  until  March 2003
                                                    and also  served  as our VP,
                                                    Strategic   Planning.    Mr.
                                                    Mansour previously worked in
                                                    the     venture      capital
                                                    industry.
 Bill Cheung, Secretary         32         2002     Mr.   Cheung   has   been  a
                                                    partner of Manhattan Capital
                                                    Partners,      Inc.,      an
                                                    investment advisory company,
                                                    since  2002.  Prior to that,
                                                    Mr. Cheung spent 10 years in
                                                    the industrial manufacturing
                                                    industry  as  a  partner  of
                                                    National   Plastics  (China)
                                                    and Sino Energy (Hong Kong).
 Gyung Min Kim                  45         2003     Mr. Kim has been CEO of Real
                                                    ID  Technology  LTD in Korea
                                                    since its inception in 1998.
                                                    Real ID  provides  biometric
                                                    authentication  products  in
                                                    Korea. Prior to that, he was
                                                    CEO  of   Sam-Jin   Co.,   a
                                                    production  center  for Nike
                                                    in Korea,  as well as CEO of
                                                    Picoco    Co.,    a   sports
                                                    marketing     company    and
                                                    official World Cup licensee.
 Michael Fugler                 55          N/A     Mr.  Fugler is  currently an
                                                    investment banker and is the
                                                    Chairman    of    US    Euro
                                                    Securities,  Inc. Mr. Fugler
                                                    has also  been a  practicing
                                                    attorney since 1972.
 Jeremy Coles                   50          N/A     Mr.   Coles   has   been   a
                                                    managing     director     at
                                                    Beaufort       International
                                                    Associates   Limited   since
                                                    September  1998.   Prior  to
                                                    that,   Mr.   Coles   was  a
                                                    self-employed  research  and
                                                    marketing consultant.

         None of the director-nominees were selected pursuant to any arrangement or understanding other than with the directors and executive officers of Veridicom acting within their capacities as such. There are no family relationships between any of the directors of Veridicom.


         Messrs. McCallum, Fugler and Coles were recommended by Veridicom's Chief Executive Officer, Paul Mann.
                                       8

         Management recommends that the stockholders vote "FOR" each of the director-nominees listed above.

The Board of Directors and Committees

         The Board is responsible for the supervision of the overall affairs of the Company. The Board met on four occasions in fiscal 2003. Each director attended at least 75% of all Board meetings held during fiscal 2003.

         The Board does not maintain a separate audit, nominating or compensation committee. Functions customarily performed by such committees are performed by the Board as a whole. Veridicom is not required to maintain such committees under the applicable rules of the Over-the-Counter Bulletin Board.

Policy on Accounting Matters; Pre-Approval of Audit and Non-Audit Services of Independent Auditor

         The Board oversees Veridicom's corporate accounting and reporting practices and the quality and integrity of Veridicom's financial statements and reports, selects, hires, oversees and terminates Veridicom's independent auditors, monitors Veridicom's independent auditors' qualifications, independence and performance, monitors Veridicom's and its affiliates' compliance with legal and regulatory requirements, oversees all internal auditing functions and controls, and oversees Veridicom's and its affiliates' risk management function.

         The Board's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Board regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Director Compensation

         Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings. Directors are also eligible to receive annual stock option grants approved by the Board.

Consideration of Director-Nominees

         Stockholder Nominees. Veridicom's Board as a whole will consider nominees to the Board proposed by stockholders, although the Board has no formal policy with regard to stockholder nominees as it considers all nominees on their merits as discussed below. Any stockholder nominations proposed for consideration by the Board should include the nominee's name and qualifications for Board membership and should be addressed to:

         Secretary
         Veridicom International, Inc.
         3800-999 3rd Avenue
         Seattle, Washington  98104-4023

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

         Selection and Evaluation of Director Candidates. The Board is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board's existing strengths. This assessment typically includes issues of expertise in industries important to Veridicom, functional expertise in areas such as marketing, human resources, operations, finance and information technology and an assessment of an individual's abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Board does not have any written specific minimum qualifications or skills that a candidate must meet in order to serve on the committee. The Board identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to Veridicom's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the majority of the Board decided not to re-nominate a member for re-election, the Board identifies the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Board considers the diversity and mix of the existing board of directors, including, but not limited to, such factors as: the age of the current directors, employment experience, public interest considerations and the implementation of the Veridicom's strategic plan. Among other things, when examining a specific candidate's qualifications, the Board considers: the ability to represent the best interest of Veridicom, existing relationships with Veridicom, interest in the affairs of Veridicom and its purpose, the ability to fulfill director responsibilities, leadership skill, integrity, business judgment, ability to develop business for Veridicom and the ability to work as a member of a team.

Communications with the Board and Annual Meeting Attendance

         Individuals who wish to communicate with Veridicom's Board may do so by sending correspondence to the Company's Board at 3800-999 3rd Avenue, Seattle, Washington 98104-4023. Any communications intended for non-management directors should be sent to the above address above to the attention of Investor Relations.

         Veridicom does not have a policy regarding Board member attendance at Annual Meetings of Stockholders. Veridicom did not hold an Annual Meeting of Stockholders in 2003.













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                                 PROPOSAL NO. 2:
                  APPROVAL OF THE VERIDICOM INTERNATIONAL, INC.
           2004 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN

Introduction

         The Veridicom International, Inc. 2004 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan"), subject to approval by Veridicom's stockholders, provides for the granting of options to purchase up to 2,000,000 shares of authorized and unissued Common Stock at option prices per share which must not be less than one hundred percent (100%) of the fair market value per share of Common Stock at the time each option is granted. The Board believes it is advisable for the stockholders to adopt the Plan so that Veridicom will have stock options available to grant as an additional means of retaining and attracting competent directors and personnel for Veridicom, and for inducing high levels of performance and efforts for the benefit of Veridicom and its stockholders.

         Options granted pursuant to the Plan are intended to qualify for treatment either as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, or as "nonqualified stock options," as shall be determined and designated upon the grant of each option. Though there have been no grants of stock options and no determination of intended grants to specific optionees under the Plan by the Board, it is expected that stock options will be granted under the Plan to directors, executive officers and management level employees of Veridicom after stockholder approval of the Plan. The summary below is subject to the provisions of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

Summary of the Plan

         The Plan will be administered by the Board of Veridicom. All options under the Plan will be granted at an exercise price of not less than one hundred percent (100%) of the fair market value of the shares of Common Stock on the date of grant, except for an incentive stock option granted to an optionee who at the time of the grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of Veridicom, in which case the option price shall not be less than one hundred and ten percent (110%) of the fair market value of such stock. The purchase price of any shares purchased upon exercise is payable in full in cash or, subject to applicable law, with unrestricted Common Stock previously acquired by the optionee. The equivalent dollar value of shares used to effect a purchase shall be the fair market value of the Common Stock on the date of exercise.

         Options granted pursuant to the Plan shall be for a term of up to ten years, except for certain incentive stock options described below. Each option shall be exercisable in installments and upon such conditions as the Board shall determine. Options granted shall vest at least twenty percent (20%) per year over a period of five years. Optionees shall have the right to exercise all or a portion of the option at any time or from time to time with respect to the vested part of their stock options. If any option shall expire without being exercised in full, the shares will again become available for granting of stock options under the Plan.

         Incentive stock options may be granted to full-time salaried officers and management level employees of Veridicom. No director who is not also a full-time salaried officer or management level employee may be granted an incentive stock option pursuant to the Plan. No incentive stock option with a term of more than five years may be granted to any person who at the time of grant owns stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of Veridicom. Nonqualified stock options may be granted to directors, full-time salaried officers and management level employees of Veridicom.

Tax Consequences to the Optionee

         The following describes, generally, the major federal income tax consequences relating to stock options issued under the Plan. If all of the requirements of the Plan are met, generally no taxable income will result to an optionee upon the grant of an incentive or nonqualified stock option.

         Incentive Stock Options. If the optionee is employed by Veridicom continuously from the date of grant until at least three months before the option is exercised and otherwise satisfies the requirements of the Plan and applicable law, the optionee will not recognize taxable income upon exercise of the option. If the optionee is not employed by Veridicom continuously from the date of grant until at least three months before the option is exercised for a reason other than death or disability, the optionee will recognize ordinary income at the time the option is exercised. Veridicom will be allowed a deduction for federal income tax purposes only if, and to the extent that, the optionee recognizes ordinary income. Upon exercise of an incentive stock option, the excess of the fair market value of the shares received over the option price at the time of exercise is treated as an item of tax preference which may result in the imposition of the alternative minimum tax.

         On a subsequent sale of shares acquired by the exercise of an incentive stock option, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the optionee's tax basis of the shares sold. If a disposition (generally a sale, exchange, gift or similar lifetime transfer of legal title) of stock received pursuant to an incentive stock option does not take place until more than two years after the grant of such option and more than one year after the exercise of such option, any gain or loss realized on such disposition will be treated as long-term capital gain or loss. Under such circumstances, Veridicom will not be entitled to a deduction for income tax purposes in connection with the exercise of the option. If a disposition of stock received pursuant to an exercise of an incentive stock option occurs within two years after the grant of such option or one year after the exercise of such option, the optionee must treat any gain realized as ordinary income to the extent of the lesser of (i) the fair market value of such stock as of the date of exercise less the option price, or (ii) the amount realized on disposition of the stock less the option price. Such ordinary income realized is deductible by Veridicom for federal income tax purposes. Any additional amount realized on the disposition will be taxable as either long-term or short-term capital gain, depending on the holding period.

         Nonqualified Stock Option. In general, when an optionee exercises a nonqualified stock option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and Veridicom may deduct as an expense the amount of income so recognized by the optionee. For capital gains
                                       12
purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

         If, upon exercise of a nonqualified option, the optionee pays all or part of the purchase price by delivering to Veridicom shares of already-owned stock, there are no federal income tax consequences to the optionee or Veridicom to the extent of the number of shares so delivered. As to any additional shares issued, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to Veridicom, and Veridicom is allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for the additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to Veridicom.

         Upon a subsequent disposition of the shares received on exercise, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a separate capital gain or loss.

         Excise Tax. In addition, the exercise of outstanding options that become exercisable upon certain major corporate events may result in all or a portion of the difference between the fair market value of the option shares and the exercise price of any shares issuable in respect to such options being characterized "parachute payments." A twenty percent (20%) excise tax is imposed on the optionee on any amount so characterized and Veridicom will be denied any tax deduction for such amount.

         Withholding Taxes. Veridicom is generally required to withhold applicable payroll taxes with respect to compensation income recognized by optionees. Veridicom is also generally required to make certain information reports to the Internal Revenue Service with respect to any income of an optionee attributable to transactions involving the grant or exercise of options and/or the disposition of shares acquired on exercise of options.

Other Terms and Conditions

         Options under the Plan shall not be transferable by the optionee during the optionee's lifetime. In the event of termination of employment or cessation as a director as a result of the optionee's death or disability, to the extent exercisable on the date employment or directorship terminates, the option shall remain exercisable for up to six months (but not beyond the end of the original option term) by the disabled optionee or, in the event of death of the optionee, by the person or persons to whom rights under the option shall have passed by will or the laws of descent and distribution.

         If an optionee's employment is terminated, the option shall expire within 30 days of the date of termination. If an optionee is changing his or her status from employee or employee-director to director, an incentive stock option granted to such optionee shall convert to a nonqualified stock option three months and one day following the such optionee's change in status. However, in no event may any option be exercised after the end of its original option term.

         The Board reserves the right to suspend, amend or terminate the Plan, and, with the consent of the optionee, make such modifications of the terms and conditions of his/her option as it deems advisable, except that the Board may not, without further approval of a majority of the stockholders, increase the maximum number of shares covered by the Plan, change the minimum option price, increase the maximum term of options under the Plan or permit options to be granted to anyone other than a director, officer or management level employee. No option granted pursuant to the Plan shall be exercisable until all necessary regulatory and stockholder approvals are obtained.

New Plan Benefits

         The benefits or amounts that will be received by or allocated to each of Veridicom's executive officers and directors under the Plan cannot be determined at this time.

         If a quorum is present at the Meeting, adoption of the Plan requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum, but will not be counted as having been voted on the proposal.

         Management recommends that the stockholders vote "FOR" adoption of the Veridicom International, Inc. 2004 Stock Option, Deferred Stock and Restricted Stock Plan.

                                 PROPOSAL NO. 3:
                RATIFICATION OF APPOINTMENT OF AJ ROBBINS, PC AS
              VERIDICOM 'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Veridicom has selected AJ Robbins, PC to serve as its independent certified public accountants for the fiscal year 2004. Veridicom's Board has determined the firm of AJ Robbins, PC to be fully independent of the operations of Veridicom. A representative of AJ Robbins, PC is expected to be present at the Meeting and such representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

         Beckman  Kirkland  &  Whitney   ("Beckman")   resigned  as  Veridicom's
independent certified public accountant on February 11, 2004. Beckman audited Veridicom's financial statements for the fiscal years ended December 31, 2002 and 2001. A representative of Beckman will not be present at the Meeting.

         Beckman's report on Veridicom's financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. The reports for the fiscal years ended December 31, 2002 and 2001 were qualified reports in that adverse financial conditions identified by the accountants raised substantial doubt about Veridicom's ability to continue as a going-concern. During the recent fiscal year ended December 31, 2003, there were no disagreements between Veridicom and Beckman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Beckman, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         Aggregate fees billed by Veridicom's independent certified public accountants for the years ended 2003 and 2002 are as follows:

                                                         2003          2002
                                                    -------------  ------------
Audit fees......................................... $      90,000  $     32,500
Audit related fees................................. $          --  $         --
Tax fees........................................... $          --  $         --
All other fees..................................... $          --  $         --


         The Board has considered the provision of non-audit services provided by Veridicom's independent certified public accounts to be compatible with maintaining their independence. The Board will continue to approve all audit and permissible non-audit services provided by Veridicom's independent certified public accountants. These services may include audit services and related services, tax services, and other services.

         In the event stockholders do not ratify the appointment of AJ Robbins, PC as Veridicom's independent certified public accountants for the forthcoming fiscal year, such appointment will be reconsidered by Veridicom's Board.

         If a quorum is present at the Meeting, ratification of the appointment of AJ Robbins, PC as Veridicom's independent certified public accountants for fiscal year 2004 requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will each be counted for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

         Management recommends that the stockholders vote "FOR" ratification of the appointment of AJ Robbins, PC as Veridicom's independent certified public accountant for fiscal 2004.

                            SHAREHOLDINGS OF CERTAIN
               BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

         Management of Veridicom knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of Common Stock, except as set forth in the table below. The following table sets forth, as of May 10, 2004, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of Veridicom's directors, director-nominees, the Named Executive Officer (as defined below), principal stockholders and by the directors and director-nominees of Veridicom as a group. The shares "beneficially owned" are determined under applicable Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, principal stockholder or executive officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of May 10, 2004. Each person in the table, except as noted has sole voting and investment powers over the shares beneficially owned.

         Unless  indicated  otherwise,  the address for each person named is c/o
Veridicom  International,   Inc.,  3800-999  3rd  Avenue,  Seattle,   Washington
98104-4023.

                                                      Amount and
                                                       Nature of
                                                      Beneficial     Percent of
Beneficial Owner                                       Ownership        Class
--------------------------------------------------   ------------    -----------
Current Directors(1):
  Paul Mann, Director, President, Chief
      Executive Officer                              2,957,017(2)       19.6%
  Gyung Min Kim, Director                            1,338,404(3)        8.9%
      4F SeRa B/D 50-1 Nonhyeon-dong
      Gangnam-gu, Seoul
      Republic of Korea 135-010
  Bill Cheung, Director and Secretary                  435,714(4)        2.8%
  Saif Mansour, Director                               100,314(5)           *
Director-Nominees:
  Shannon McCallum                                        --                *
  Michael Fugler                                          --                *
  Jeremy Coles                                            --                *
  (All current directors and director-
      nominees as a group, 7 in all)                 4,831,449(6)       31.0%
Former President:
  Charles Lesser                                        45,000(7)           *
5% Stockholders:
  Ik Ju Kwun                                         1,498,682(3)       10.5%
       102-805 Seocho-Samsung-Raemian                         (8)
       APT
       Seocho-gu, Seocho-dong, Seoul
       Republic of Korea 137-070
  Gerald Calame                                      1,172,257(9)        8.2%
       Mill Mall, P.O. Box 964
       Road Town Tortolla,
       British Virgin Islands
----------------------
*  Less than 1%

(1) Holdings of current executive officers appointed after fiscal 2003 are not reported on this table pursuant to applicable federal law. For further information regarding Veridicom's executive officers, refer to Form 3 filings made with the Securities and Exchange Commission. Such filings may be accessed free of charge at www.sec.gov.

(2) Includes options to purchase 43,750 shares of Common Stock exercisable within 60 days of May 10, 2004.

(3) Pursuant to the terms of an Agreement and Plan of Merger dated as of November 25, 2003, an additional 250,000 shares of Common Stock are currently being held in escrow by Comerica Bank, as escrow agent. Upon release of the shares from escrow, Veridicom, Inc. stockholders will be entitled to a pro-rata distribution.

(4) Includes (i) options to purchase 285,714 shares of Common Stock exercisable at $0.70 per share, owned by Manhattan Capital Partners, LLC of which Mr. Cheung is a partner and (ii) options to purchase 150,000 shares of Common Stock exercisable at $3.50 per share from October 15, 2001 through October 14, 2011.

(5) Includes options to purchase 50,000 shares of Common Stock exercisable within 60 days of May 10, 2004.

(6) Includes options to purchase 529,464 shares of Common Stock exercisable within 60 days of May 10, 2004.

(7) Includes options to purchase 25,000 shares of Common Stock. Mr. Lesser has notified Veridicom that he plans to exercise this option and issuance of the shares is pending.

(8) Includes 979,376 shares held in the name of Biocom Co., Ltd. Mr. Kwun is the president of Biocom Co., Ltd.

(9)      All shares are held indirectly by Mr. Calame through Ucino Finance Ltd.


Section 16(a) Beneficial Ownership Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Veridicom's directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of Veridicom's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish Veridicom with copies of all Section 16(a) forms they file.

         To the knowledge of Veridicom, based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons, all of the insiders of Veridicom complied with all filing requirements during 2003.


Recent Transactions

         On April 28, 2003, Veridicom (formerly known as Alpha Virtual, Inc.) entered into an Agreement and Plan of Merger with EssTec, Inc., a privately-held Nevada corporation ("EssTec"). In accordance with the merger, on May 8, 2003, Veridicom, through its wholly-owned subsidiary, Alpha Acquisition Corporation, a Nevada corporation, acquired EssTec in exchange for 4,276,162 shares of Veridicom's common stock. The transaction contemplated by the agreement was intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

         On May 8, 2003, in connection with the EssTec merger, Veridicom changed its fiscal year end from March 31 to December 31.

         On November 25, 2003, Veridicom (formerly known as Alpha Virtual, Inc.) entered into an Agreement and Plan of Merger with Veridicom, Inc., a privately-held California corporation ("Veridicom California"). In accordance with the merger, on November 25, 2003, Veridicom, through its wholly-owned subsidiary, A/V Acquisition Corporation, a Nevada corporation, acquired Veridicom California in exchange for 3,500,000 shares of Veridicom's common stock; 3,250,000 shares were issued to the holders of Veridicom California stock and 250,000 shares were issued into escrow to cover indemnification obligations, if any, of Veridicom California. The transaction contemplated by the agreement was intended to be a "tax-free" reorganization pursuant to the provisions of
Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

         On January 16, 2004, Veridicom (formerly known as Alpha Virtual, Inc.) entered into an Agreement and Plan of Merger, as amended, with Cavio
Corporation, a privately-held Washington corporation ("Cavio"). The merger became effective on February 20, 2004 following a special meeting of Cavio's stockholders. In accordance with the merger, on February 20, 2004, Veridicom, through its wholly-owned subsidiary, A/VII Acquisition Corporation, a Nevada corporation, acquired Cavio in exchange for 5,119,410 shares of Veridicom's common stock. The transaction contemplated by the agreement was intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

         Following the merger with Cavio, the Company realigned its business strategy to leverage the core operations of its subsidiaries and officially changed its name to Veridicom International, Inc. The name change became effective on February 23, 2004.

              INFORMATION REGARDING VERIDICOM'S EXECUTIVE OFFICERS

         The following table sets forth, as of May 28, 2004, the names of, and certain information concerning, Veridicom's executive officers:

                                                  Principal Occupation
 Name and Title                        Age        During the Past Five Years
 ------------------------------------  ----       ------------------------------
 Paul.Mann, President and CEO           45        Mr.  Mann was the  founder  of
                                                  Cavio  Corporation  and served
                                                  as its CEO since its inception
                                                  in 1998.
 Bill Cheung, Secretary                 32        Mr.  Cheung has been a partner
                                                  of Manhattan Capital Partners,
                                                  Inc., an  investment  advisory
                                                  company,  since 2002. Prior to
                                                  that,  Mr.  Cheung  spent  ten
                                                  years   in   the    industrial
                                                  manufacturing  industry  as  a
                                                  partner of  National  Plastics
                                                  (China) and Sino Energy  (Hong
                                                  Kong).
 Bashir Jaffer, CFO                     58        From 1998 to 2003,  Mr. Jaffer
                                                  was the owner and president of
                                                  his  own   travel   management
                                                  company.  From 1983-1998,  Mr.
                                                  Jaffer was a partner at a firm
                                                  of chartered accountants.
 Terry Laferte,                         44        From  2000-2004,  Mr.  Laferte
 SVP Technical Operations                         was  responsible  for  leading
                                                  the  development of technology
                                                  applications     for     Cavio
                                                  Corporation.  From  1993-2000,
                                                  Mr.   Laferte    managed   all
                                                  software  development  for the
                                                  Canadian            Securities
                                                  Registration Systems.

                           Summary Compensation Table

         The following table sets forth information concerning the compensation during each of the last three fiscal years by Veridicom's former principal executive officer (the "Named Executive Officer"). No Veridicom executive officer received compensation in excess of $100,000 for the most recent fiscal year.

                                                                           Long Term Compensation
                                                                           ------------------------------------
Annual Compensation                                                        Awards                 Payouts
---------------------------------------------------------------------------------------------------------------
(a)                     (b)     (c)      (d)         (e)         (f)        (g)           (h)         (i)
---------------------------------------------------------------------------------------------------------------
Name and                Year  Salary   Bonus      Other      Restricted   Securities     LTIP      All Other
                                                  Annual        Stock     Underlying    Payouts   Compensation
                                               Compensation    Award(s)    Options/
Principal Position              ($)      ($)         ($)         ($)        SARs(#)       ($)         ($)
---------------------------------------------------------------------------------------------------------------
Charles Lesser,        2003  69,631       --     14,369 (2)       --        60,000 (3)     --          --
  Former President(1)  2002      --       --         --           --            --         --          --
                       2001      --       --         --           --            --         --          --


(1)      Retained in April 2003.

(2)      Represents premiums paid on an insurance policy.

(3) Options were originally granted on April 1, 2003 with a vesting period of 2,500 shares per month over a period of 24 months. Mr. Lesser resigned in February 2004 and all options were cancelled 3 months after the termination date.

                             Option/SAR Grants Table
                      Option/SAR Grants in Last Fiscal Year
                                Individual Grants


         The following table sets forth option granted by us to the Named Executive Officer in the most recent fiscal year.

              No. of Securities   Percent of Total  Exercise or  Expiration Date
                  Underlying       Options/SARs     Base Price
                 Options/SARs       Granted to        ($/Sh)
                  Granted (#)      Employees in
                                   Fiscal Year

Charles Lesser,    60,000            54.5% (1)        $1.33         Expired (2)
Former President

                  (1)      110,000 options were granted in fiscal 2003.

                  (2) Options were originally granted on April 1, 2003 with a vesting period of 2,500 shares per month over a period of 24 months. Mr. Lesser resigned in February 2004 and all options were cancelled 3 months after the termination date.

                  Option/SAR Exercises and Year End Value Table
               Aggregated Option/SAR Exercises in Last Fiscal Year
                         and Year End Option/SAR Value

                  The following table sets forth information regarding options held by the Named Executive Officer.

                  Shares Acquired     Value Realized     No. of Securities          Value of Unexercised
                  on Exercise (#)          ($)        Underlying Unexercised     In-the-Money Options/SARS
                                                         Options/SARs at           at Fiscal Year End ($)
                                                        Fiscal Year End (#)      Exercisable/Unexercisable
                                                     Exercisable/Unexercisable

Charles Lesser,         0                   0              60,000 (1)                280,200 (1), (2)
Former President

         (1) Options were originally granted on April 1, 2003 with a vesting period of 2,500 shares per month over a period of 24 months. Mr. Lesser resigned in February 2004 and all options were cancelled 3 months after the termination date.

         (2) Based on a closing price of $6.00 per share on December 31, 2003, as reported by the Over-the-Counter Bulletin Board, and an exercise price of $1.33 per share.

Employment Contracts

         Veridicom entered into an employment agreement with its President and Chief Executive Officer, Paul Mann. The term of the agreement is one year and was effective as of the closing of the Cavio merger. Under the terms of the agreement, Mr. Mann receives a base salary of $175,000 and is eligible for an additional bonus based on Veridicom's revenue performance. Mr. Mann is also entitled to a ten year stock option for 150,000 shares of Veridicom's common stock at an exercise price of $3.50 per share.

         Veridicom has not entered into employment agreements with its other executive officers.

Policies on Executive Compensation

         The Board is responsible for reviewing policies and human resource issues, granting stock options and approving other personnel matters which are in excess of management's authority. The Board establishes the compensation plans and specific compensation levels of Veridicom's principal executive officer and other executive officers. The Board reviews its approach to executive compensation annually. As part of the due diligence, the Board conducts periodic outside reviews of peers.

         The Board believes that executive officer compensation should be closely aligned with the performance of Veridicom on a short-term and long-term basis, and that such compensation should be structured to assist Veridicom in attracting and retaining key executives critical to its long-term success. To that end, the Board's policy for compensation packages of executive officers consists of three components: (i) an annual base salary; (ii) an annual incentive bonus based on Veridicom's performance, and, in certain cases, individual performance as well; and (iii) stock option awards and salary continuation plans designed to link stockholder interests with those of executive management by providing long-term incentives to executive officers. The performance based aspects, items (ii) and (iii) above, are considered major elements of the overall compensation program.

Executive Officer Compensation

         Base Salary: The Board establishes a fixed base salary program for executive officers, which is reviewed annually. In establishing base salaries, the Board considers salaries of comparably sized peer companies. Executive officers may have their salaries adjusted from time to time as the size, complexity, and earnings of peer companies change, in order to ensure that total compensation remains competitive.

         Annual Incentives: The Board believes that incentives for officers are a key component for ensuring continued growth in stockholder value through increased earnings. Accordingly, executive officers earn bonuses based upon formulas approved by the Board.

         Long-term Incentives: Long-term incentives are provided through the grant of stock options to certain employees of Veridicom including executive officers. Stock options are granted at the market value prevailing on the date of grant and are intended to retain and motivate key management to improve Veridicom's long-term stockholder value, as the options only have value if the market price of the underlying stock appreciates after the date granted.

Principal Executive Officer Compensation

         Base Salary: Mr. Mann is subject to the same annual salary review program as other executive officers of Veridicom. As such, the Board targeted Mr. Mann's base salary at the competitive median for comparable sized peer companies. Mr. Mann's current base salary is believed reasonable by the Board based upon reference to competitive pay practices and the previously described compensation approach to executive officers. The Board believes that the performance based compensation program, as it related to the principal executive officer, offers substantial additional compensation incentive to reward Mr. Mann for successful results.

         Performance Based Compensation: Mr. Mann is eligible to participate in the same short-term and long-term incentive plans as the other executive officers of Veridicom. In addition, some terms of the bonus plan for the principal executive officer are different than the other executive officers.

         Mr. Mann was retained in February 2004 following Veridicom's merger with Cavio. Mr. Mann's base salary and bonus in fiscal 2004 is based on the criteria set forth above. Mr. Mann shall abstain on all Board votes regarding his bonus or compensation.

         There are no compensation committee interlocks between Veridicom and other entities involving Veridicom's executive officers or Board members.

Code of Ethics

         Veridicom has adopted a Code of Ethics that is applicable to Veridicom's principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. The Code of Ethics was filed as part of Veridicom's 10-KSB and is available on the Securities and Exchange Commission's website at www.sec.gov. Amendments to and waivers from the Code of Ethics will also be disclosed in future filings with the Securities and Exchange Commission.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Veridicom has entered into indemnification agreements with certain of its directors and executive officers pursuant to which Veridicom has agreed to indemnify any officer or director against all costs associated with the defense of any action brought against him or her in his/her capacity as an officer or director of Veridicom .

         Paul Mann was a  stockholder  of Cavio prior to the merger  transaction
referenced  in  "Recent   Transactions."  He  acquired  approximately  20.4%  of
Veridicom's outstanding Common Stock as of February 20, 2004.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes Veridicom's equity compensation plan information as of December 31, 2003. Information is included for both equity compensation plans approved by Veridicom's stockholders and equity compensation plans not approved by Veridicom's stockholders.

         Veridicom currently maintain the 1999 Stock Option Plan, which provides for the issuance of common stock to officers and other employee, directors and consultants. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2003.

         We do not plan to issue any additional options under our existing plan.

                                                                                       Number of Shares
                                                                                      Remaining Available
                                                                                      for Future Issuance
                                          Number of Shares to                             Under Equity
                                            Be Issued upon         Weighted-Average    Compensation Plans
                                       Exercise of Outstanding   Exercise Price of     (Excluding Shares
                                           Options, Warrants     Outstanding Options,     Reflected in
                                             and Rights          Warrants and Rights       Column (a))

             Plan Category(1)                   (a)                    (b)                    (c)

Equity Compensation plans approved by
     stockholders........................     770,714                $1.96                     0
Equity Compensation plans not approved by
     stockholders........................          --                   --                    --
     Total...............................     770,714                $1.96                     0

                              STOCKHOLDER PROPOSALS

         The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for Veridicom's 2005 Annual Meeting of
Stockholders is February 4, 2005. As to stockholder proposals, which are not contained in the proxy statement, SEC rules specify that certain requirements in the bylaws of Veridicom be satisfied. The bylaws require that any stockholder wishing to make a nomination for director give advance notice of the nomination which shall be sent or delivered to the President of Veridicom the later of, 21 days prior to any meeting of stockholders called for the election of directors, or ten days after the date the notice of such meeting is sent to stockholders.

                                  OTHER MATTERS

         Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.


                          VERIDICOM INTERNATIONAL, INC.

                                                     /s/ Paul Mann
                                                     ---------------------------
         Dated:  June 4, 2004                        Paul Mann,
                                                     President, CEO and Chairman

         IT IS VERY IMPORTANT THAT EVERY STOCKHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

         IN ORDER TO PROVIDE ADEQUATE MEETING ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

         The Annual Report to Stockholders for the fiscal year ended December 31, 2003 is being mailed concurrently with this Proxy Statement to all stockholders of record as of May 28, 2004. An electronic copy of the report is also available via the Internet at www.sec.gov.

                                    EXHIBIT A

                          VERIDICOM INTERNATIONAL, INC.
           2004 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN

Section 1         General Purpose of Plan; Definitions.

         (a) This plan is intended to implement and govern the 2004 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") of Veridicom International, Inc., a Delaware corporation (the "Company"). The Plan was adopted by the Board of Directors and Stockholders of the Company as of June 25, 2004. The purpose of the Plan is to enable the Company to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry, and to provide incentives to such personnel and members that are linked directly to increases in stockholder value, and will therefore, inure to the benefit of all stockholders of the Company.

         (b) For purposes of the Plan, the following terms shall be defined as set forth below:

                  (1) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee, in accordance with Section 2.

                  (2) "Award" means any award of Deferred Stock, Restricted Stock or Stock Option.

                  (3) "Board" means the Board of Directors of the Company.

                  (4) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                  (5) "Commission" means the Securities and Exchange Commission.

                  (6) "Committee" means the Compensation Committee of the Board, or any other Committee the Board may appoint to administer the Plan. If at any time the Board shall administer the Plan, then the functions of the Committee specified in the Plan shall be exercised by the Board.

                  (7) "Company" means Veridicom International, Inc., a corporation organized under the laws of Delaware (or any successor corporation) and any parent corporation within the meaning of Section 425(e) of the Code, any subsidiary corporation with the meaning of Section 425(f) of the Code or any majority-owned subsidiary of a parent corporation.

                  (8) "Deferred Stock" means an award made pursuant to Section 6 below of the right to receive Stock at the end of a specified deferral period.

                  (9) "Disability" means, except as otherwise provided by the Administrator and except in connection with exercise of an Incentive Stock Option whereby disability shall have the meaning set forth in Section 22(e)(3) of the Code, permanent and total disability as determined under the Company's disability program or policy, or if such disability program or policy does not exist, then any disability that renders Participant unable to serve the Company in the capacity for which such Participant served immediately prior to such disability.

                  (10) "Effective Date" shall mean the date provided pursuant to
Section 15.

                  (11) "Eligible Person" means an employee, director, consultant or advisor of the Company eligible to participate in the Plan pursuant to
Section 4.

                  (12) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (13) "Fair Market Value" means, as of any given date, with respect to any Awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sales price of the Stock on such date, or (B) the average of the closing sales price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

                  (14) "Incentive Stock Option" means any Stock option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (15) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

                  (16) "Participant" means any Eligible Person selected by the Administrator pursuant to the Administrator's authority in Section 2 below to receive Awards.

                  (17)   "Restricted   Period"  means  the  period  set  by  the
Administrator as it pertains to Deferred Stock or Restricted Stock awards pursuant to Section 6.

                  (18) "Restricted Stock" means an award of shares of Stock granted pursuant to Section 6 subject to restrictions that will lapse with the passage of time or upon the attainment of performance objectives.

                  (19) "Securities Act" means the Securities Act of 1933, as amended.

                  (20) "Stock" means the Common Stock, $.001 par value, of the Company.

                  (21) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 5.

Section 2         Administration.

         (a) The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that if the Stock is registered under Section 12 of the Securities Act and if the Committee does not consist solely of "Non-Employee Directors," as defined in Rule 16b-3 as promulgated by the Commission under the Exchange Act, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, then the Plan shall be administered, and each grant shall be approved, by the Board.

         (b) The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan: (i) Stock Options, (ii) Deferred Stock, (iii) Restricted Stock, or (iv) any combination of the foregoing.

         In particular, the Administrator shall have the authority:

                  (1) to select those employees of the Company who are Eligible Persons;

                  (2) to determine whether and to what extent Stock Options, Deferred Stock, Restricted Stock or a combination of the foregoing, are to be granted to Eligible Persons of the Company;

                  (3) to determine the number of shares of Stock to be covered by each such Award;

                  (4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any such Award including, but not limited to, (i) the restricted period applicable to Deferred Stock or Restricted Stock awards,
(ii) the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock shall lapse during such period, and (iii) when and in what increments shares covered by Stock Options may be purchased, subject to applicable rules and regulations and restrictions set forth herein; and

                  (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Deferred Stock, Restricted Stock or any combination of the foregoing.

         (c) The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         (d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

Section 3         Stock Subject to Plan.

         (a) The total number of shares of Stock reserved and available for issuance under the Plan shall be 2,000,000 shares. Such shares shall consist of authorized but unissued shares.

         (b) To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Deferred Stock or Restricted Stock award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future Awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan. If the exercise price of any Stock Option award, or the withholding obligation arising from a Stock Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery of by attestation), only the number of shares of Stock issued, not of the shares of Stock tendered, shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Awards granted under the Plan as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion; provided, however, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

Section 4         Eligibility.

         Officers, employees and directors of, and consultants and advisors providing services to, the Company shall be eligible to be granted Non-Qualified Stock Options, Deferred Stock or Restricted Stock awards hereunder. Officers and other key employees of the Company shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Persons recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each Award.

Section 5         Stock Options for Eligible Persons.

         (a) Stock Options may be granted to Eligible Persons alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder. The prospective recipient of a Stock Option shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a "Stock Option Agreement" and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

         The Stock Options granted under the Plan to Eligible Persons may be of two types: (x) Incentive Stock Options and (y) Non-Qualified Stock Options.

         (b) The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

         (c) Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall, in its sole discretion, deem desirable:

                  (i) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Administrator, in its sole discretion, at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock, if any. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value, but in no event less than 85% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and a Stock Option is granted to such employee, the option price of such Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Stock Option is granted.

                  (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

                  (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option. With respect to Stock Options issued to non-officer employees of the Company, such Stock Options shall vest at least 20% per year over the five-year period commencing from the date of grant. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

                  (iv) Method of Exercise. Subject to Subsection 5(c)(iii), Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its cash equivalent, as determined by the Administrator. The Administrator may, in its sole discretion, accept payment in whole or in part on behalf of the Company (i) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock), (ii) by cancellation of any indebtedness owed by the Company to the optionee, (iii) by a full recourse promissory note executed by the optionee, (iv) by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the Stock Option (based on the Fair Market Value of the Stock), (v) by arrangement with a broker which is acceptable to the Administrator where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares underlying the option to the Company, or (vi) by any combination of the foregoing; provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

         (d) The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this paragraph and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven (7) years. Unless the Administrator determines otherwise, when a loan is made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         (e) No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution. Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (f) If an optionee's employment with the Company terminates by reason of death or Disability, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the optionee, by the legal representative of the estate of the optionee, or by the legatee of the optionee under the will of the optionee, for a period of at least six (6) months from the date of such death or Disability. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

         (g) Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee's employment with the Company terminates for any reason other than death or Disability (except for termination for cause as defined by applicable law), the optionee must exercise his or her Stock Options, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), within thirty (30) days from the date of such termination. If the optionee does not exercise his or her Stock Options within this thirty (30) day period, the Stock Options automatically terminate, and such Stock Options become null and void.

         (h) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other plans of the Company become exercisable for the first time by the optionee during any calendar year exceeds $100,000, then such Stock Options shall be treated as Non-Qualified Stock Options to the extent such exceeds $100,000.

Section 6         Deferred Stock and Restricted Stock.

         (a) Deferred Stock and Restricted Stock awards may be issued to Eligible Persons either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Persons, and the time or times at which grants of Deferred Stock or Restricted Stock awards shall be made; the number of shares to be awarded; the price to be paid by the recipient of Deferred Stock or Restricted Stock awards; the Restricted Period (as defined in paragraph 6(c) hereof) applicable to Deferred Stock or Restricted Stock awards; the performance objectives applicable to Deferred Stock or Restricted Stock awards; the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock awards shall lapse during such Restricted Period; and all other conditions of the Deferred Stock or Restricted Stock awards. The purchase price of any Deferred Stock or Restricted Stock award must be at least 85% of the Fair Market Value of the Stock at the time the Participant is granted the right to purchase shares under the Plan, or at the time the purchase is consummated. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of Stock of the Company, than the purchase price of the Deferred Stock or Restricted Stock award must be 100% of the Fair Market Value of the Stock either at the time the Participant is granted the right to purchase shares under the Plan, or at the time the purchase is consummated. The Administrator may also condition the grant of Deferred Stock or Restricted Stock awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Deferred Stock or Restricted Stock awards need not be the same with respect to each recipient.

         (b) The prospective recipient of a Deferred Stock or Restricted Stock award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a "Deferred Stock Award Agreement" or "Restricted Stock Award Agreement" as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

         Except as provided below in this paragraph (b) of Section 6, (i) each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Veridicom International, Inc. 2004 Stock Option, Deferred Stock and Restricted Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and Veridicom International, Inc. Copies of such Plan and Agreement are on file in the offices of Veridicom International, Inc."

         The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

         With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

         (c) The Deferred Stock or Restricted Stock awards granted pursuant to this Section 6 shall be subject to the following restrictions and conditions:

                  (i) Subject to the provisions of the Plan and the Deferred Stock or Restricted Stock Award Agreements, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Deferred Stock or Restricted Stock awarded under the Plan other than by will or the laws of descent and distribution. Within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death or Disability or the occurrence of a "Change of Control" as defined in Section 9 below; provided, however, that the restriction on transferability referenced as above may not be waived.

                  (ii) Except as provided in paragraph (c)(i) of this Section 6, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted
Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Deferred Stock or Restricted Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

                  (iii) Subject to the provisions of the Deferred Stock or Restricted Stock Award Agreement and this Section 6, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest on such amount at the rate of 6% per year.

Section 7         Amendment and Termination.

         (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any Award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

                  (i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

                  (ii) change the employees or class of employees eligible to participate in the Plan;

                  (iii) extend the maximum option period under Section 5 of the Plan.

         (b)      Notwithstanding the foregoing, stockholder approval under this
Section 7 shall only be required at such time and under such circumstances as stockholder approval would be required under applicable federal and state laws, regulations and exchange or listing requirements.

         (c) The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

Section 8         Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

Section 9         Change of Control.

         The following acceleration and valuation provisions shall apply in the event of a "Change of Control", as defined in paragraph (b) of this Section 9:

         (a) In the event of a "Change of Control," (but prior to such Change of Control, as applicable) the Board may, without limitation and in its sole and absolute discretion, do any, or any combination, of the following:

                  (i) declare that the restrictions applicable to any Restricted Stock or Deferred Stock awards under the Plan shall lapse in full or in part, and that such shares and Awards shall be deemed fully or partially vested;

                  (ii) declare that some or all indebtedness incurred pursuant to paragraph (e) of Section 5 above shall be forgiven and the collateral pledged in connection with any such loan shall be released in full or in part;

                  (iii) declare that the value of all or some of the outstanding Awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment of cash or other property, as the Administrator may determine, on the basis of the "Change of Control Price" (as defined in paragraph (c) of this Section 9) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control; or

                  (iv) permit the successor corporation (in the event of a Change of Control pursuant to subparagraph (b)(ii) of this Section 9), pursuant to a written agreement signed by the parties, to substitute equivalent Awards or provide substantially similar consideration to Participants as was or will be provided to stockholders after making any appropriate adjustment as such parties deem necessary or appropriate for restrictions attaching to such Awards, including, but not limited to, vesting and exercise price.

         A Participant's individual Award may, but is not required to, provide what occurs upon a Change of Control. To the extent a Participant's individual Award determines what occurs upon a Change of Control, the terms of such Award shall be dispositive in the event of a Change of Control.

         (b) For purposes of paragraph (a) of this Section 9, a "Change of Control" shall be deemed to have occurred if:

                  (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                  (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         (c) For purposes of this Section 9, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

Section 10        General Provisions.

         (a) The Administrator may require each person granted Awards to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange or national market system upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         (d) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         (e) This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee or other person, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, to interfere with the right of the Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Awards authorized hereunder prior to the grant of such Awards to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

         (f) The Company shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding Stock Option or Award under the Plan, unless such individual is a key employee whose duties with the Company (or any parent or subsidiary of the Company) assures such individual access to equivalent information.

Section 11        Specific Performance.

         The Stock Options granted under this Plan and the Shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its stockholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Stock Option, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

Section 12        Invalid Provision.

         In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

Section 13        Applicable Law.

         This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 14        Successors and Assigns.

         This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Award is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

Section 15        Effective Date of Plan.

         The Plan became effective (the "Effective Date") on June 25, 2004.

Section 16        Term of Plan.

         No Stock Option, Deferred Stock or Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

         IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officer.


                                             Veridicom International, Inc.,
                                             a Delaware corporation


                                             By:
                                                 -------------------------------
                                                 Name:    Paul Mann
                                                 Title:   President

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                          \/ DETACH PROXY CARD HERE \/


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                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          VERIDICOM INTERNATIONAL, INC.

         The undersigned hereby appoints Messrs. Paul Mann and Bashir Jaffer, each of them as proxyholders with full power of substitution, to represent, vote and act with respect to all shares of common stock of Veridicom International, Inc. ("Veridicom") which the undersigned would be entitled to vote at the meeting of stockholders to be held on June 25, 2004 at 3:00 p.m., Pacific Time, at The Monte Carlo Resort located at 3770 Las Vegas Boulevard, Las Vegas, Nevada or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

       (Continued, and to be marked, dated and signed, on the other side)

 ------------------------------------------------------------------------------



                          \/ DETACH PROXY CARD HERE \/

 ------------------------------------------------------------------------------

                          VERIDICOM INTERNATIONAL, INC.

The Board of Directors recommends a vote "FOR" each of the proposals. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. If no instruction is specified with respect to the matter to be acted upon, the shares represented by the proxy will be voted "FOR" each of the proposals and in accordance with the recommendations of management. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of management.

1. Election of______ (__)       FOR all nominees listed below         WITHHOLD
persons to be directors.   [  ] (Except as marked to             [  ] AUTHORITY
                                the contrary below)

Nominees:     Paul Mann, Shannon McCallum, Saif Mansour, Bill Cheung,
              Gyung Min Kim, Michael Fugler and Jeremy Coles.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below.)
EXCEPTIONS
              ----------------------------------------------------------------

2. Approval of the Veridicom International,  4. Transaction of such other
Inc. 2004 Stock Option, Deferred Stock and   business as may properly come
Restricted Stock Plan as further described   before the meeting and any
in the proxy materials.                      adjournments or adjournments
                                             thereof.
[  ] FOR    [  ] AGAINST    [  ] ABSTAIN

3. Ratification of the appointment of        [  ] I DO    [  ]  I DO NOT
AJ Robbins, PC as Veridicom's independent    EXPECT TO ATTEND THE MEETING.
accountants.

[  ] FOR    [  ] AGAINST    [  ] ABSTAIN     ----------------------------------
                                             (Number of Shares)
(Please date this Proxy and sign your name
as it appears on your stock certificates.
Executors, administrators, trustees, etc.,   ----------------------------------
should give their full title. If a           (Please Print Your Name)
corporation, please sign in full corporate
name by the president or other authorized
officer. If a partnership, please sign in    ----------------------------------
partnership name by an authorized person.    (Please Print Your Name)
All joint owners should sign.)

                                             ----------------------------------
                                             (Date)


                                             ----------------------------------
                                             (Signature of Stockholder)


                                             ----------------------------------
                                             (Signature of Stockholder)


                                             ----------------------------------
                                             (Email Address)

                                                 This Proxy may be revoked prior
                                             to its exercise by filing with the
                                             Secretary of Veridicom a duly
                                             executed proxy bearing a later date
                                             or an instrument revoking this
                                             Proxy, or by attending the meeting
                                             and voting in person.

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                               Please Detach Here
               ^ You Must Detach This Portion of the Proxy Card ^
                  Before Returning it in the Enclosed Envelope
 ------------------------------------------------------------------------------